EXHIBIT 99.1

                             JOINT FILING AGREEMENT

         This Joint Filing Agreement has been executed on this 2nd day of July, 2004 by the undersigned Reporting Persons.

         Pursuant to Rule 13-d1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree to the joint filing on behalf of each of them of a
Schedule 13D (including any and all amendments thereto) with respect to the Common Stock of Uni-Marts Inc., and further agree that this Agreement shall be included as an Exhibit to such filings.

         The undersigned further agree that each party hereto is responsible for timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein, provided that neither party is responsible for the completeness or accuracy of the information concerning the other party, unless such party knows or has reason to believe that such information is inaccurate.



                           [SIGNATURE PAGE TO FOLLOW]






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         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the day first written above.


                             /S/ HENRY D. SAHAKIAN
                             --------------------------------------------
                             Name: Henry D. Sahakian

                             /S/ DANIEL D. SAHAKIAN
                             --------------------------------------------
                             Name: Daniel D. Sahakian

                             /S/ ARA M. KERVANDJIAN
                             --------------------------------------------
                             Name: Ara M. Kervandjian

                             /S/ ARMEN D. SAHAKIAN
                             --------------------------------------------
                             Name: Armen D. Sahakian

                             /S/ ALEX D. SAHAKIAN
                             --------------------------------------------
                             Name: Alex D. Sahakian

                             /S/ LUDMILA SAHAKIAN
                             --------------------------------------------
                             Name: Ludmila Sahakian

                             /S/ SEDA SAHAKIAN
                             --------------------------------------------
                             Name: Seda Sahakian

                             /S/ LARA SAHAKIAN
                             --------------------------------------------
                             Name: Lara Sahakian

                             /S/ FREDERICK I. SAHAKIAN
                             --------------------------------------------
                             Name: Frederick I. Sahakian

                             Green Valley Acquisition Co., LLC

                             By:     /S/ PAUL A. LEVINSOHN
                                     ------------------------------------
                             Name:   Paul A. Levinsohn
                                     ------------------------------------
                             Title:  Manager
                                     ------------------------------------

                            /S/ HEDDY L. KERVANDJIAN
                            ---------------------------------------------
                            Name: Heddy L. Kervandjian



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                            HFL Corporation

                            By:    /S/ DANIEL D. SAHAKIAN
                                   --------------------------------------

                            Name:  Daniel D. Sahakian
                                   --------------------------------------

                            Title: President and Chief Executive Officer
                                   --------------------------------------


                            KOTA Management Company, LLC

                            By:    /S/ PAUL A. LEVINSOHN
                                   -----------------------------------------
                            Name:  Paul A. Levinsohn
                                   -----------------------------------------
                            Title: Manager
                                   -----------------------------------------

                            By:    /S/ PAUL A. LEVINSOHN
                                   -----------------------------------------
                            Name:  Paul A. Levinsohn


                            By:    /S/ RAJ J. VAKHARIA
                                   -----------------------------------------
                            Name:  Raj J. Vakharia